UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street, Glen Allen, Virginia 23060

(Address of principal executive offices)

(804) 327-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2007, the Board of Directors of MeadWestvaco Corporation (the “Company”) amended the Company’s Bylaws in accordance with the provisions of Section 7.8 of such bylaws. Article II of the Bylaws, Sections 2.2 has been revised to read as follows:

ARTICLE II

BOARD OF DIRECTORS

SECTION 2.2. Age Limitation. No person shall serve as a director of the Corporation following the annual meeting of stockholders after attaining age 70; provided, that on an exceptional basis, the Board may extend a director’s term for a limited period.

The amended Bylaws reflecting the foregoing is filed as an Exhibit.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEADWESTVACO CORPORATION

By:	/s/ John J. Carrara
John J. Carrara
Assistant Secretary

Date: January 26, 2007

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Registrant.